             V A N   K A M P E N   A M E R I C A N   C A P I T A L


                                   PACE FUND


                              SEMI-ANNUAL REPORT

                               DECEMBER 31, 1997


                             [PHOTO APPEARS HERE]



     __________ A Wealth of Knowledge "A Knowledge of Wealth"__________

                          VAN KAMPEN AMERICAN CAPITAL

                               Table of Contents
                               -----------------
Letter to Shareholders................................................  1
Performance Results...................................................  3
Glossary of Terms.....................................................  4
Portfolio Management Review...........................................  5
Portfolio Highlights..................................................  8
Portfolio of Investments..............................................  9
Statement of Assets and Liabilities................................... 23
Statement of Operations............................................... 24
Statement of Changes in Net Assets.................................... 25

Financial Highlights.................................................. 26
Notes to Financial Statements......................................... 29

                  [PHOTOS OF DENNIS J. MCDONNELL AND DON S. POWELL APPEARS HERE]

                             Letter to Shareholders

February 1, 1998

Dear Shareholder,

  The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997 signed into law by President Clinton in August creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

  Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

  This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW

  These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is headed for surplus, and our nation's currency is rising around the world.

  Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.

  After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

                                       1                   CONTINUED ON PAGE TWO

MARKET OVERVIEW

  Bolstered by solid economic growth and low inflation, stock prices continued their advance during the reporting period. Over the 12 months through December, the Wilshire 5000 Index, which measures the performance of all publicly traded U.S. companies, gained 29.17 percent. And with its 22.64 percent advance in 1997, the Dow Jones Industrial Average completed its third consecutive year of 20 percent-plus gains for the first time in the history of the index.

  But while U.S. stocks kept rising, volatility also picked up. During the spring, stronger-than-expected economic growth and a subsequent hike in short-term interest rates caused stock prices to fall by 10 percent. Later in the year, investors were unnerved by the spreading economic crisis in Asia. Between early August and late October, the DJIA fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.

  Within the equity market, large stocks continued to outperform their small-cap cousins. For the year, the Russell 1000 Index of large-cap companies returned
30.49 percent, compared to 20.52 percent for the Russell 2000 Index of small stocks. A wave of consolidations helped make Financial Services the top-performing industry group. The Dow Jones Financial Index soared 48.44 percent during 1997.

OUTLOOK

  We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. However, lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. Such a scenario usually benefits stock prices, and we believe that a portfolio of high-quality domestic stocks should continue to perform well. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies.

  As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

  Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.


Sincerely,

/s/ Donald G. Powell                         /s/ Dennis J. McDonnell
Don G. Powell                                Dennis J. McDonnell
Chairman                                     President
Van Kampen American Capital                  Van Kampen American Capital
Asset Management, Inc.                       Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

                     VAN KAMPEN AMERICAN CAPITAL PACE FUND

TOTAL RETURNS                                            A SHARES       B SHARES       C SHARES
Six-month total return based on NAV/1/...................    25.10%         24.10%         24.06%
Six-month total return/2/................................    11.34%         14.15%         22.03%
One-year total return/2/.................................    22.72%         24.24%         28.30%
Five-year average annual total return/2/.................    15.96%         16.18%           N/A
Ten-year average annual total return/2/..................    14.62%           N/A            N/A
Life-of-Fund average annual total return/2/..............    13.18%         14.04%         17.02%
Commencement Date........................................  07/22/69      01/10/92       08/27/93

N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary upon the Fund's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BLUE-CHIP STOCKS:
  Stocks of large, well-known companies that have a long record of growth and a reputation for quality management. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

BOTTOM-UP INVESTING:
  A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

DOW JONES INDUSTRIAL AVERAGE:
  The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

GROWTH INVESTING:
  An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their higher expected earnings growth.

MARKET CAPITALIZATION:
  The size of a company, as measured by the value of its issued and outstanding shares of stock. Morningstar, Inc., an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

NET ASSET VALUE (NAV):
  The value of a mutual fund share, computed by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. It does not include any initial or contingent deferred sales charge.

STANDARD AND POOR'S 500-STOCK INDEX:
  An index of the 500 largest, most actively traded stocks on the New York Stock Exchange. It provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

VALUATION:
  The estimated or determined worth of a stock, based on its current price relative to its earning.

                          PROTFOLIO MANAGEMENT REVIEW

                     VAN KAMPEN AMERICAN CAPITAL PACE FUND

We recently spoke to the management team of the Van Kampen American Capital Pace Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Alan T. Sachtleben, chief investment officer of equity investments, and portfolio co-managers Jeff D. New, B. Robert Baker, and John Cunniff. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1997.

[Q] What was the stock market environment for the Fund during the reporting period?

[A] Moderate economic growth and low inflation provided a very favorable environment for equity investments and drove the stock market to record levels at the beginning of the reporting period. After peaking at 8259 in early August, the Dow Jones Industrial Average (DJIA) experienced several months of volatility. This period culminated in October, when the stock market reacted to economic turmoil in Southeast Asia and the DJIA dropped a record number of points in a single day. The market rose back up to hover slightly below its all-time high by year-end.

  Market leadership took several twists and turns as well. Although investors favored blue-chip stocks early in the year, by mid-year momentum had switched to small-capitalization stocks, which outperformed large caps in almost every major economic sector in the third quarter. In October, uncertainty surrounding the situation in Asia prompted investors to seek out large, well-established companies--as a result, small stocks began to struggle again and large stocks regained their dominant position.

[Q] Given these events, what was your strategy in managing the Fund to meet its objective?

[A] We maintained a consistent investment strategy that emphasizes common stocks of large, well-established companies with above-average growth rates. Using a "bottom-up" selection process, we evaluate stocks one by one and make purchases wherever we find good opportunities. As a result, our sector weightings tend to be a result of where we find favorable investments on a stock by stock basis, although we make sure that the portfolio is broadly diversified across many sectors.

  The currency collapse in Asia has raised some questions about its future effects on domestic companies. As often happens in times of economic uncertainty, many investors have shifted their assets to high-quality stocks with proven track records--many of which are large-company stocks. Our management philosophy for the Pace Fund is to concentrate on large stocks with strong future fundamentals, so our strategy has been compatible with the recent trend in the market.

[Q]  What significant changes did you make to the portfolio?

[A] In general, our sector weightings are very similar to what they were six months ago. The Fund continues to be overweighted in electric utility stocks, and some of our strongest performers were in this area. Earlier in the year, investor sentiment for these stocks was very negative--many investors were concerned about the impact of industry deregulation and competition, and stocks were undervalued. However, we increased our holdings in electric utilities because we believed they were positioned to appreciate, and that is exactly what happened in the second half of 1997. Declining interest rates, as well as diminishing competitive and regulatory concerns, led to strong performance in the second half of the year. Electric utilities have outperformed the stock market since mid-year, and we still believe they offer favorable value opportunities in today's market. Key holdings in this sector were Texas Utilities and Houston Industries, which appreciated 20 percent and 17 percent, respectively, during the past six months.

  As of year-end, we are slightly overweighted in consumer nondurables, such as Dial Corp., RJR Nabisco Holdings, and First Brands. Dial, a manufacturer of soap and other personal care products, is currently one of the Fund's largest holdings. Dial recently appointed an experienced CEO who is restructuring the company and cutting expenses, and the market has begun to look more favorably upon the company. In fact, the stock price has already risen by almost 34 percent since mid-year.

  Finally, we also maintained a sizable exposure to finance stocks. The moderate growth, low inflation, and favorable interest rate environment we've enjoyed lately has been positive for this sector. Conseco, an operator of life insurance firms, continues to be a large holding in the portfolio, and we've seen solid performance from BankAmerica, Travelers Group, and Chase Manhattan Corp. Of course, there is no guarantee that these stocks will continue to perform as favorably. For additional Fund portfolio highlights, please refer to page 8.

[Q]  What factors worked against the Fund?

[A] Technology holdings were a drag on the Fund, and approximately 16 percent of the portfolio is allocated here. The situation in Asia took a toll on this sector for several reasons. First, many technology companies either sell their products overseas, manufacture products for companies that do business overseas, or compete directly with Asian companies--all of which would have hindered performance during the reporting period. And second, U.S. corporate profits are expected to slow down in the wake of the Asian crisis. When corporate profits are reduced, budgets for items such as new technology are often reduced as well, and this bodes ill for the future earnings of many technology companies.

  Within the technology sector, semiconductor stocks were hit hard, because much of their revenues are dependent upon Asia. In response, we eliminated several semiconductor names from the portfolio, including Motorola and Intel. Other areas of the technology sector, however, weathered the past few months much better. For example, BMC Software (business software), IBM (hardware), EMC Corp. (data storage), and Compaq Computer Corp. (personal computers) provided positive returns for the portfolio during the reporting period.

  Another area that hasn't performed very well is raw materials--a sector that includes paper, steel, and wood. Asia is a large consumer of U.S. raw materials, but demand in that region has tapered off lately. In addition, many Asian countries are desperate for cash, so they're selling reserves of paper products very cheaply, which has forced U.S. producers to lower their prices. The Fund maintains only 6 percent of its assets in this sector.

[Q]  How did the Fund perform during the reporting period?


[A] The Fund achieved a six-month total return of 25.10 percent1 (Class A shares at net asset value) as of December 31, 1997. By comparison, the Standard & Poor's 500-Stock Index returned 10.55 percent, and the Lipper Growth Fund Index, which more closely resembles the Fund, returned 10.98 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the largest growth funds.

  Keep in mind that these indices are unmanaged statistical composites that do not include any commissions, fees, or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the chart on page three for additional Fund performance results.

[Q]  What is your outlook for the next six months?

[A] We believe that the economic uncertainty in Southeast Asia will be a double-edged sword for the domestic economy and stock market. On the downside, we anticipate that U.S. corporate profits could be negatively impacted by lower foreign sales and increased competition from imports. On the upside, a slowdown in corporate profits could keep economic growth at a moderate and sustainable level. Also, we expect that lower currency values in Asia will result in low price inflation in the U.S. and stable or declining interest rates--a favorable scenario for stocks.

  As investors shift assets back to high-quality stocks, we believe that well-established, domestically based companies should perform well. In this environment, the Pace Fund's focus on large-company stocks with strong fundamentals at reasonable prices is a strategy that we expect will continue to benefit the Fund in 1998. Overall, we anticipate stock selection will play a growing role in investment performance, as the stock market may offer more limited opportunities for strong returns than the broad market advances of recent years.

/s/ Alan T. Sachtleben                           /s/ Jeff D. New
Alan T. Sachtleben                               Jeff D. New
Chief Investment Officer                         Portfolio Co-Manager
Equity Investments

/s/ B. Robert Baker, Jr.                         /s/ John M. Cunniff
B. Robert Baker, Jr.                             John M. Cunniff
Portfolio Co-Manager                             Portfolio Co-Manager

                                             Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS

                     VAN KAMPEN AMERICAN CAPITAL PACE FUND

           Top Ten Holdings as a Percentage of Long Term Investments

                                                  As of                          As of
                                            December 31, 1997                June 30, 1997
Philip Morris Cos., Inc ..................        2.4%           ..............  2.9%
VKAC Small Capitalization Fund ...........        1.9%           ..............  3.1%
Conseco, Inc .............................        1.5%           ..............  1.1%
International Business Machines Corp .....        1.5%           ..............  0.9%
Compaq Computer Corp .....................        1.4%           ..............  1.6%
Dial Corp ................................        1.3%           ..............  0.5%
Bristol-Myers Squibb Co ..................        1.2%           ..............  1.1%
Texas Utilities Co .......................        1.2%           ..............  0.9%
Ford Motor Co ............................        1.1%           ..............  0.7%
Travelers Group, Inc .....................        1.1%           ..............  0.9%

Top Five Portfolio Sectors as a Percentage of Long-term Investments

As of December 31, 1997                          As of June 30, 1997
Finance...................  17%                  Finance................... 17%
Technology................  16%                  Technology................ 17%
Utilities.................  12%                  Health Care............... 11%
Health Care...............  11%                  Utilities.................  9%
Consumer Non-Durables.....  10%                  Consumer Non-Durables.....  9%

Asset Allocation as a Percentage of Total Investments

     As of December 31, 1997

     [ ] Stocks ................... 93%
     [ ] Cash Equivalents .........  7%          [PIE CHART APPEARS HERE]


     As of June 30, 1997

     [ ] Stocks ................... 95%
     [ ] Cash Equivalent ..........  5%          [PIE CHART APPEARS HERE]

     Pie Chart appears here

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1997 (Unaudited)

===============================================================================
                                                         Number        Market
Description                                           of Shares         Value
-------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS 93.6%
BUILDINGS & MATERIALSE 0.0%
Hanson PLC--ADR (United Kingdom)......................   56,250   $ 1,297,266
                                                                  -----------
CONSUMER DISTRIBUTION 6.6%
American Stores Co....................................  130,000     2,673,125
Bed Bath & Beyond, Inc. (a)...........................   50,000     1,925,000
Brightpoint, Inc. (a).................................  220,000     3,052,500
CompUSA, Inc. (a).....................................   45,000     1,395,000
Costco Cos., Inc. (a).................................  147,800     6,595,575
CVS Corp..............................................  165,000    10,570,312
Dayton Hudson Corp....................................  267,700    18,069,750
Family Dollar Stores, Inc.............................  185,000     5,422,813
Federated Department Stores, Inc. (a).................  315,000    13,564,687
General Nutrition Cos., Inc. (a)......................  125,000     4,250,000
Home Depot, Inc.......................................   65,000     3,826,875
Ingram Micro, Inc., Class A (a).......................  172,000     5,009,500
Jacor Communications, Inc., Class A (a)...............   90,000     4,781,250
Kmart Corp. (a).......................................   50,000       578,125
Kroger Co. (a)........................................  581,200    21,468,075
Lear Corp. (a)........................................   89,800     4,265,500
Lowe's Cos., Inc......................................   40,000     1,907,500
McKesson Corp.........................................   62,000     6,707,625
Miller Herman, Inc....................................    5,000       272,813
Office Depot, Inc. (a)................................  176,000     4,213,000
Proffitt's, Inc. (a)..................................  136,000     3,867,500
Rite Aid Corp.........................................  105,000     6,162,187
Ross Stores, Inc......................................  230,000     8,366,250
Safeway, Inc. (a).....................................  425,000    26,881,250
Sears Roebuck & Co....................................  267,000    12,081,750
Sysco Corp............................................  135,000     6,150,937
Tech Data Corp. (a)...................................  105,700     4,109,088
TJX Cos., Inc.........................................  514,000    17,668,750
Tricon Global Restaurants, Inc. (a)...................    5,000       145,313
U.S. Office Products Co. (a)..........................  400,500     7,859,812

                                       9       See Notes to Financial Statements

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1997 (Unaudited)

================================================================================
                                                        Number         Market
Description                                          of Shares          Value
--------------------------------------------------------------------------------
CONSUMER DISTRIBUTION (CONTINUED)
Wal-Mart Stores, Inc...............................    110,000   $  4,338,125
Woolworth Corp. (a)................................    225,000      4,584,375
                                                                 ------------
                                                                  222,764,362
                                                                 ------------
CONSUMER DURABLES  3.2%
Brunswick Corp.....................................     70,000      2,121,875
Chrysler Corp......................................    232,000      8,163,500
Cooper Tire & Rubber Co............................    213,200      5,196,750
Dana Corp..........................................    282,000     13,395,000
Eaton Corp.........................................    143,000     12,762,750
Ford Motor Co......................................    706,400     34,392,850
General Motors Corp................................    265,000     16,065,625
Magna International, Inc., Class A.................     85,000      5,339,062
Maytag Corp........................................    103,000      3,843,188
Oakwood Homes Corp.................................     95,000      3,152,813
Sony Corp.--ADR (Japan)............................     25,000      2,268,750
Whirlpool Corp.....................................     10,000        550,000
                                                                 ------------
                                                                  107,252,163
                                                                 ------------

CONSUMER NON-DURABLES  9.0%
AMP, Inc...........................................     20,000        840,000
Anheuser Busch Cos., Inc...........................     99,500      4,378,000
Avon Products, Inc.................................     80,000      4,910,000
Borders Group, Inc. (a)............................    150,000      4,696,875
Campbell Soup Co...................................     55,000      3,196,875
Clorox Co..........................................     65,000      5,139,063
Coca Cola Co.......................................     75,000      4,996,875
Colgate-Palmolive Co...............................    102,800      7,555,800
ConAgra, Inc.......................................    200,000      6,562,500
CPC International, Inc.............................     25,000      2,693,750
Dial Corp..........................................  1,972,800     41,058,900
First Brands Corp..................................    459,300     12,372,394
Fruit of the Loom, Inc. (a)........................     95,000      2,434,375
Gallaher Group PLC--ADR (United Kingdom) (a).......     45,000        961,875
Heinz, H. J. & Co..................................     50,000      2,540,625

                                       10     See Notes to Financial Statements

                           PORTFOLIO OF INVESTMENTS

                         December 31, 1997 (Unaudited)

===============================================================================
                                                        Number         Market
Description                                          of Shares          Value
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (CONTINUED)
Kimberly Clark Corp................................    408,000   $ 20,119,500
Liz Claiborne, Inc.................................    187,600      7,844,025
Loews Corp.........................................     35,000       3,714,37
Nautica Enterprises, Inc. (a)......................    125,000       2,906,25
PepsiCo, Inc.......................................    200,000       7,287,50
Philip Morris Cos., Inc............................  1,683,800      76,297,18
Procter & Gamble Co................................    134,000      10,694,87
Quaker Oats Co.....................................    110,000       5,802,50
RJR Nabisco Holdings Corp..........................    608,000      22,800,00
Sara Lee Corp......................................    200,000      11,262,50
Tommy Hilfiger Corp. (a)...........................    615,000      21,601,87
Unilever NV--ADR (Netherlands).....................     64,000       3,996,00
V.F. Corp..........................................     80,000       3,675,00
                                                                 ------------
                                                                  302,339,494
                                                                 ------------

CONSUMER SERVICES  6.5%
AccuStaff, Inc. (a)................................    327,900      7,541,700
Apple South, Inc...................................    165,000      2,165,625
Brinker International, Inc. (a)....................    365,000      5,840,000
Carnival Corp......................................    125,000      6,921,875
CBS Corp...........................................    380,000     11,186,250
Cendant Corp. (a)..................................    497,441     17,099,534
Chancellor Media Corp. (a).........................     75,000      5,596,875
CORESTAFF, Inc. (a)................................    191,000      5,061,500
Cracker Barrel Old Country Store, Inc..............    160,000      5,340,000
FIRSTPLUS Financial Group, Inc. (a)................     68,000      2,609,500
Foodmaker, Inc. (a)................................    260,000      3,916,250
Gannett Co., Inc...................................    266,000     16,442,125
Harcourt General, Inc..............................     40,600      2,222,850
Hilton Hotels Corp.................................     65,000      1,933,750
Host Marriott Corp. (a)............................     90,000      1,766,250
International Game Technology......................    360,000      9,090,000
Knight Ridder, Inc.................................     95,000      4,940,000
Landry's Seafood Restaurants, Inc. (a).............    140,000      3,360,000

                                       11          Notes to Financial Statements

                         December 31, 1997 (Unaudited)

------------------------------------------------------------------------
                                                     Number     Market
Description                                       of Shares      Value
------------------------------------------------------------------------
CONSUMER SERVICES  (CONTINUED)
Marriot International, Inc.......................   87,000  $  6,024,750
New York Times Co., Class A......................  180,000    11,902,500
Omnicom Group, Inc...............................  434,000    18,390,750
Outback Steakhouse, Inc. (a).....................   89,000     2,558,750
Promus Hotel Corp. (a)...........................  164,800     6,921,600
Service Corp. International......................  142,200     5,252,513
Tele-Communications, Inc., Class A (a)...........  150,000     4,190,625
Time Warner, Inc.................................  398,700    24,719,400
Tribune Co.......................................  170,000    10,582,500
Walt Disney Co...................................  172,000    17,038,750
                                                             -----------
                                                             220,616,222
                                                             -----------
ENERGY  3.1%
Amoco Corp.......................................   64,900     5,524,613
Atlantic Richfield Co............................   64,000     5,128,000
British Petroleum Co. PLC--ADR (United Kingdom)..  108,000     8,606,250
Chevron Corp.....................................  118,000     9,086,000
Coastal Corp.....................................   87,800     5,438,113
ENI SPA--ADR (Italy) (a).........................  148,000     8,445,250
Equitable Resources, Inc.........................  105,000     3,714,375
Schlumberger, Ltd................................   90,000     7,245,000
Texaco, Inc......................................  282,400    15,355,500
Tidewater, Inc...................................   70,000     3,858,750
Total SA--ADR (France)...........................  100,000     5,550,000
USX-Marathon Group...............................  153,000     5,163,750
Weatherford Enterra, Inc. (a)....................   80,000     3,500,000
YPF Sociedad Anonima--ADR (Argentina), Class D...  512,000    17,504,000
                                                             -----------
                                                             104,119,601
                                                             -----------
FINANCE  15.8%
Ace Ltd..........................................   17,000     1,640,500
Ahmanson H.F. & Co...............................   95,000     6,359,062
Allstate Corp....................................  203,000    18,447,624
AMBAC, Inc.......................................  440,200    20,249,200
American Bankers Insurance Group, Inc............  481,500    22,118,906

                                      12     See Notes to Financial Statements

                         December 31, 1997 (Unaudited)

------------------------------------------------------------------------
                                                     Number     Market
Description                                       of Shares      Value
------------------------------------------------------------------------
FINANCE  (CONTINUED)
American General Corp...........................    20,000  $  1,081,250
American International Group, Inc...............    30,000     3,262,500
BancOne Corp....................................   243,000    13,197,938
BankAmerica Corp................................   303,800    22,177,400
BankBoston Corp.................................   150,000    14,090,625
Bankers Trust New York Corp.....................    50,000     5,621,875
Bear Stearns Cos., Inc..........................   434,950    20,660,125
Chase Manhattan Corp............................   246,600    27,002,700
CIGNA Corp......................................    81,000    14,018,063
Citicorp........................................    55,000     6,954,062
CMAC Investment Corp............................   237,800    14,357,175
Comerica, Inc...................................    50,000     4,512,500
Conseco, Inc.                                    1,047,100    47,577,606
Countrywide Credit Industries, Inc..............   120,000     5,145,000
Equitable Cos., Inc.............................   110,000     5,472,500
Everest Reinsurance Holdings, Inc...............   170,600     7,037,250
Federal National Mortgage Assn..................   238,700    13,620,819
First Union Corp................................   441,500    22,626,875
Green Tree Financial Corp.......................    74,000     1,937,875
GreenPoint Financial Corp.......................    35,000     2,539,688
Hertz Corp., Class A............................       900        36,225
Household International, Inc....................    55,000     7,015,937
Jefferson-Pilot Corp............................    30,000     2,336,250
Lehman Brothers Holdings, Inc...................    95,000     4,845,000
Liberty Financial Cos., Inc.....................    98,550     3,720,263
Lincoln National Corp...........................    45,000     3,515,625
MBIA, Inc.......................................    94,000     6,280,375
Merrill Lynch & Co., Inc........................   118,000     8,606,625
MGIC Investment Corp............................   146,200     9,722,300
Money Store, Inc................................   158,600     3,330,600
NationsBank Corp................................    50,000     3,040,625
Nationwide Financial Services, Inc., Class A....    56,800     2,051,900
Norwest Corp....................................   160,500     6,199,313

                                      13     See Notes to Financial Statements

                         December 31, 1997 (Unaudited)

--------------------------------------------------------------------------------
                                                            Number        Market
Description                                              of Shares         Value
--------------------------------------------------------------------------------
FINANCE  (CONTINUED)
Providian Financial Corp...............................     40,000  $  1,807,500
SLM Holding Corp.......................................     47,000     6,538,875
Southtrust Corp........................................     75,000     4,757,813
SunAmerica, Inc........................................    374,850    16,024,837
Torchmark, Inc.........................................    302,300    12,715,494
Travelers Group, Inc...................................    618,375    33,314,953
U.S. Bancorp...........................................     78,000     8,731,125
United Asset Management Corp...........................    149,100     3,643,631
Van Kampen American Capital Small Capitalization Fund
EEE(an affiliate of VKAC)..............................  5,487,382    59,867,338
Washington Mutual, Inc.................................     40,000     2,552,500
                                                                     -----------
                                                                     532,364,222
                                                                     -----------
HEALTHCARE  10.4%
Abbott Laboratories, Inc...............................     58,900     3,861,631
Aetna, Inc.............................................    139,000     9,808,188
Agouron Pharmaceuticals, Inc. (a)......................     30,000       881,250
American Home Products Corp............................    301,200    23,041,800
Amgen, Inc. (a)........................................     12,000       649,500
Bausch & Lomb, Inc.....................................    341,000    13,512,124
Bristol-Myers Squibb Co................................    401,800    38,020,325
Columbia/HCA Healthcare Corp...........................    170,000     5,036,250
ESC Medical Systems Ltd. (a)...........................    218,000     8,447,500
Guidant Corp...........................................    200,000    12,450,000
HBO & Co...............................................    130,000     6,240,000
Health Care & Retirement Corp. (a).....................    197,000     7,929,250
Health Management Assn., Inc., Class A (a).............    262,500     6,628,125
HEALTHSOUTH Corp. (a)..................................    645,000    17,898,750
ICN Pharmaceuticals, Inc...............................     10,000       488,125
Johnson & Johnson, Inc.................................    215,000    14,163,125
Lilly Eli & Co.........................................     95,000     6,614,375
Lincare Holdings, Inc. (a).............................    356,100    20,297,700
Merck & Co., Inc.......................................    186,000    19,762,500
Mylan Laboratories, Inc................................    479,000    10,029,063

                                      14     See Notes to Financial Statements

                         December 31, 1997 (Unaudited)

--------------------------------------------------------------------------------
                                                            Number        Market
Description                                              of Shares         Value
--------------------------------------------------------------------------------
HEALTHCARE  (CONTINUED)
PacifiCare Health Systems, Class B (a)...................  304,500  $ 15,948,187
Pfizer, Inc..............................................  126,000     9,394,875
Pharmacia & Upjohn, Inc..................................  321,000    11,756,625
Phycor, Inc. (a).........................................  150,000     4,050,000
Renal Treatment Centers, Inc. (a)........................  130,000     4,696,250
Schering-Plough Corp.....................................  427,600    26,564,650
Tenet Healthcare Corp. (a)...............................  260,000     8,612,500
Teva Pharmaceutical Industries Ltd.--ADR (Israel)........   30,000     1,419,375
Total Renal Care Holdings, Inc. (a)......................  128,333     3,529,158
U.S. Surgical Corp.......................................   75,000     2,198,438
United Healthcare Corp...................................   10,000       496,875
Universal Health Services, Inc., Class B (a).............  165,000     8,311,875
Warner-Lambert Co........................................   48,400     6,001,600
Watsons Pharmaceuticals, Inc. (a)........................  300,000     9,731,250
Wellpoint Health Networks, Inc., Class A (a).............  249,500    10,541,375
                                                                     -----------
                                                                     349,012,614
                                                                     -----------
PRODUCER MANUFACTURING  5.9%
Aeroquip Vickers, Inc....................................   61,500     3,017,343
AlliedSignal, Inc........................................   50,000     1,946,874
American Standard Cos., Inc. (a).........................   20,000       766,250
ASM Lithography Holding NV (Netherlands) (a).............   65,000     4,387,500
Bouygues Offshore SA--ADR (France).......................  356,400     7,751,700
Canadian Pacific Ltd.....................................  295,000     8,038,750
Case Corp................................................   10,000       604,375
Caterpillar, Inc.........................................   70,000     3,399,375
Cognex Corp. (a).........................................   80,400     2,190,900
Cooper Industries, Inc...................................   97,800     4,792,200
Deere & Co...............................................   20,000     1,166,250
General Electric Co......................................  195,800    14,366,825
Hartford Financial Services Group, Inc...................   10,000       935,625
Illinois Tool Works, Inc.................................   60,000     3,607,500
Ingersoll-Rand Co........................................  213,150     8,632,575
ITT Corp. (a)............................................  131,000    10,856,625

                                      15     See Notes to Financial Statements

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1997 (Unaudited)

=========================================================================================
                                                              Number         Market
Description                                                   of Shares      Value
-----------------------------------------------------------------------------------------
PRODUCER MANUFACTURING  (CONTINUED)
ITT Industries, Inc....................................         30,000      $    941,250
Johnson Controls, Inc..................................         30,000         1,432,500
LucasVarity PLC--ADR (United Kingdom) (a)..............        309,000        10,776,375
Minnesota Mining & Manufacturing Co....................          5,000           410,313
Paccar, Inc............................................         90,000         4,725,000
Parker Hannifin Corp...................................         22,500         1,032,188
Philips Electronics N.V.--ADR (Netherlands)............        150,000         9,075,000
Republic Industries, Inc. (a)..........................         10,000           233,125
Stewart & Stevenson Services, Inc......................          2,800            71,400
Textron, Inc...........................................        220,000        13,750,000
Tubos De Acero De Mexico SA--ADR (Mexico) (a)..........        100,000         2,162,500
Tyco International Ltd.................................        250,000        11,265,625
United Technologies Corp...............................        243,000        17,693,437
USA Waste Services, Inc. (a)...........................        386,000        15,150,500
Waste Management, Inc..................................      1,170,000        32,175,000
                                                                            ------------
                                                                             197,354,880
                                                                            ------------

RAW MATERIALS/PROCESSING INDUSTRIES  5.6%
Air Products & Chemicals, Inc..........................         41,100         3,380,475
Alcan Aluminum, Ltd....................................         20,000           552,500
Barrick Gold Corp......................................        840,900        15,661,762
Bethlehem Steel Corp. (a)..............................        579,000         4,993,875
Boise Cascade Corp.....................................        494,000        14,943,500
Bowater, Inc...........................................        115,000         5,110,313
British Steel PLC--ADR (United Kingdom)................      1,073,000        23,002,438
Crompton & Knowles Corp................................        221,000         5,856,500
Crown Cork & Seal Co., Inc.............................         25,000         1,253,125
Cytec Industries, Inc. (a).............................        215,000        10,091,562
Dow Chemical Co........................................         85,000         8,627,500
Du Pont (E. I.) de Nemours & Co........................        100,000         6,006,250
Fort James Corp........................................        118,000         4,513,500
Georgia Pacific Corp...................................         56,000         3,402,000
Georgia Pacific Corp. (a)..............................         56,000         1,270,500
Homestake Mining Co....................................      1,413,000        12,540,375

                                       16       See Note to Financial Statements

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1997 (Unaudited)

=========================================================================================
                                                              Number         Market
Description                                                   of Shares      Value
-----------------------------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES  (CONTINUED)
Imperial Chemical Industries PLC--ADR (United Kingdom)......    89,000       $  5,779,437
International Paper Co......................................   115,000          4,959,375
Louisiana-Pacific Corp......................................   332,000          6,308,000
Mead Corp...................................................   125,000          3,500,000
Morton International, Inc...................................    23,500            807,813
Newmont Mining Corp.........................................   340,000          9,987,500
Nucor Corp..................................................    60,000          2,898,750
Owens Illinois, Inc. (a)....................................    50,000          1,896,875
Phelps Dodge Corp...........................................    92,000          5,727,000
Placer Dome, Inc............................................   888,800         11,276,650
Praxair, Inc................................................   111,000          4,995,000
Temple Inland, Inc..........................................    49,000          2,563,313
Union Carbide Corp..........................................    40,000          1,717,500
USX U.S. Steel Group, Inc...................................   150,000          4,687,500
                                                                             ------------
                                                                              188,310,888
                                                                             ------------
TECHNOLOGY  15.2%
3Com Corp. (a)..............................................   307,800         10,753,762
Adaptec, Inc. (a)...........................................   100,000          3,712,500
Advanced Fibre Communications, Inc. (a).....................    40,000          1,165,000
Alcatel Alsthom CGE--ADR (France)...........................   100,000          2,531,250
Altera Corp. (a)............................................    60,200          1,994,125
America Online, Inc. (a)....................................     2,500            222,969
Analog Devices, Inc. (a)....................................   113,000          3,128,688
Applied Materials, Inc. (a).................................   240,000          7,230,000
Avnet, Inc..................................................   110,000          7,260,000
AVX Corp....................................................    85,000          1,567,188
Bay Networks, Inc. (a)......................................   150,000          3,834,375
BMC Software, Inc. (a)......................................   352,600         23,139,375
Boeing Co...................................................    13,800            675,338
Cadence Design Systems, Inc. (a)............................   326,600          8,001,700
Ceridian Corp. (a)..........................................    20,000            916,250
Check Point Software Tech Ltd. (a)..........................     7,200            293,400
CIENA Corp. (a).............................................   121,000          7,396,125

                                       17       See Note to Financial Statements

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1997 (Unaudited)

=========================================================================================
                                                              Number         Market
Description                                                   of Shares      Value
-----------------------------------------------------------------------------------------
Technology (Continued)
Cisco Systems, Inc. (a)....................................   311,700        $ 17,377,275
Citrix Systems, Inc. (a)...................................    82,500           6,270,000
Compaq Computer Corp.......................................   783,950          44,244,178
Computer Associates International, Inc.....................   198,900          10,516,837
Compuware Corp. (a)........................................    99,800           9,225,600
Data General Corp. (a).....................................    35,000             610,313
Dell Computer Corp. (a)....................................   213,600          17,942,400
Digital Equipment Corp. (a)................................   140,000           5,180,000
EMC Corp. (a)..............................................   389,000          10,673,187
Ericsson L M Telephone Co., Class B--ADR (Sweden)..........    26,000             970,125
First Data Corp............................................    50,000           1,462,500
Gateway 2000, Inc. (a).....................................   114,000           3,719,250
General Dynamics Corp......................................    75,000           6,482,813
General Signal Corp........................................    65,000           2,742,188
Harris Corp................................................   110,000           5,046,250
Hewlett-Packard Co.........................................    75,000           4,687,500
Intel Corp.................................................   267,600          18,798,900
International Business Machines Corp.......................   447,800          46,823,087
Jabil Circuit, Inc. (a)....................................    10,000             397,500
KLA--Tencor Corp. (a)......................................    55,000           2,124,375
Lattice Semiconductor Corp. (a)............................    30,000           1,421,250
Legato Systems, Inc. (a)...................................     8,000             352,000
Linear Technology Corp.....................................    85,000           4,898,125
Lockheed Martin Corp.......................................    77,000           7,584,500
LSI Logic Corp. (a)........................................    56,000           1,106,000
Lucent Technologies, Inc...................................   285,300          22,788,337
Maxim Integrated Products, Inc. (a)........................    40,000           1,380,000
Micron Electronics, Inc. (a)...............................    20,000             182,500
Micron Technology, Inc. (a)................................   278,400           7,238,400
Microsoft Corp. (a)........................................   142,700          18,443,975
Motorola, Inc..............................................    15,000             855,938
National Semiconductor Corp. (a)...........................   160,000           4,150,000
Networks Associates, Inc. (a)..............................   242,700          12,832,762

                                       18      See Notes to Financial Statements

                           PORTFOLIO OF INVESTMENTS

                         December 31, 1997 (Unaudited)

========================================================================================
                                                                    Number        Market
Description                                                        of Shares       Value
----------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Nokia Corp.--NADR (Finland)......................................   102,500  $ 7,175,000
Northern Telecom Ltd.............................................    28,100    2,500,900
Northrop Grumman Corp............................................    55,000    6,325,000
Oracle Systems Corp. (a).........................................   130,400    2,909,550
PairGain Technologies, Inc. (a)..................................    40,000      775,000
Peoplesoft, Inc. (a).............................................    75,000    2,925,000
Pitney Bowes, Inc................................................    75,000    6,745,312
Quantum Corp. (a)................................................   866,800   17,390,175
Rational Software Corp. (a)......................................    11,300      128,538
Raytheon Co., Class A............................................    16,899      833,332
Raytheon Co., Class B............................................   130,000    6,565,000
Remedy Corp. (a).................................................    60,000    1,260,000
SCI Systems, Inc. (a)............................................   324,000   14,114,250
Seagate Technology, Inc. (a).....................................    35,000      673,750
Silicon Graphics, Inc. (a).......................................   100,000    1,243,750
Storage Technology Corp. (a).....................................    10,000      619,375
Sun Microsystems, Inc. (a).......................................   199,400    7,951,075
Sundstrand Corp..................................................    70,000    3,526,250
SunGard Data Systems, Inc. (a)...................................   641,900   19,898,900
Tellabs, Inc. (a)................................................   155,000    8,195,625
Teradyne, Inc. (a)...............................................    20,000      640,000
Texas Instruments, Inc...........................................    40,000    1,800,000
Thomas & Betts Corp..............................................    40,000    1,890,000
Unisys Corp. (a).................................................    30,000      416,250
Viasoft, Inc. (a)................................................     8,700      367,575
VLSI Technology, Inc. (a)........................................   402,200    9,501,975
Western Digital Corp. (a)........................................   115,000    1,847,188
Xerox Corp.......................................................    31,600    2,332,475
                                                                             -----------
                                                                             512,901,355
                                                                             -----------
TRANSPORTATION  1.4%
AMR Corp. (a)....................................................    45,000    5,782,500
British Airways PLC--ADR (United Kingdom)........................    25,000    2,342,188
Canadian National Railway Co.....................................   155,000    7,323,750

                                       19      See Notes to Financial Statements

                           PORTFOLIO OF INVESTMENTS

                         December 31, 1997 (Unaudited)

==========================================================================================
                                                                     Number         Market
Description                                                        of Shares         Value
------------------------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)
CNF Transportation, Inc..........................................    150,000  $  5,756,250
Continental Airlines, Inc., Class B (a)..........................     95,000     4,571,875
Delta Air Lines, Inc.............................................     25,000     2,975,000
Federal Express Corp. (a)........................................    155,000     9,464,687
Illinois Central Corp............................................    110,000     3,746,875
Norfolk Southern Corp............................................     15,000       462,188
U.S.  Airways Group, Inc. (a)....................................     25,000     1,562,500
UAL Corp. (a)....................................................     20,000     1,850,000
                                                                               -----------
                                                                                45,837,813
                                                                               -----------
UTILITIES  10.9%
Ameritech Corp...................................................    245,000    19,722,500
AT & T Corp......................................................    100,000     6,125,000
Baltimore Gas & Electric Co......................................    137,500     4,683,594
Bell Atlantic Corp...............................................    221,000    20,111,000
BellSouth Corp...................................................    199,000    11,206,188
Boston Edison Co.................................................    324,000    12,271,500
Cincinnati Bell, Inc.............................................    127,000     3,937,000
CMS Energy Corp..................................................    250,000    11,015,625
DTE Energy Co....................................................    259,000     8,984,062
Duke Power Co....................................................    106,896     5,919,366
Edison International.............................................     93,000     2,528,438
Endesa SA--ADR (Spain)...........................................    277,700     5,050,669
FPL Group, Inc...................................................    114,000     6,747,375
GPU, Inc.........................................................    373,700    15,742,112
GTE Corp.........................................................     40,000     2,090,000
Houston Industries, Inc..........................................  1,219,400    32,542,737
Idaho Power Co...................................................    462,200    17,390,275
Illinova Corp....................................................    296,000     7,973,500
NCR Corp. (a)....................................................     80,000     2,225,000
New Century Energies, Inc........................................    104,500     5,009,469
Nipsco Industries, Inc...........................................    120,000     5,932,500
Northeast Utilities..............................................    375,400     4,434,413
Northern States Power Co. MN.....................................    155,000     9,028,750

                                       20      See Notes to Financial Statements

                         December 31, 1997 (Unaudited)

================================================================================================
                                                                           Number         Market
Description                                                              of Shares         Value
------------------------------------------------------------------------------------------------
UTILITIES (CONTINUED)
OGE Energy Corp.........................................................  386,900  $  21,158,594
PacifiCorp..............................................................  399,000     10,897,687
Pinnacle West Capital Corp..............................................  491,000     20,806,125
Public Service Co. of New Mexico........................................  710,000     16,818,125
SBC Communications, Inc.................................................  245,000     17,946,250
Sierra Pacific Resources................................................   66,000      2,475,000
Texas Utilities Co......................................................  897,300     37,294,031
U.S. West Media Group...................................................  465,000     20,983,124
                                                                                     369,050,009
TOTAL LONG-TERM INVESTMENTS  93.6%
 (Cost $2,435,050,318)..................................................           3,153,220,889
                                                                                   -------------

SHORT-TERM INVESTMENTS  7.2%
REPURCHASE AGREEMENTS  1.8%
DLJ Mortgage Acceptance Corp. ($31,650,000 par collateralized by
U.S. Government obligations in a pooled cash account, dated 12/31/97,
to be sold on 01/02/98 at $31,661,429)..................................              31,650,000
SBC Warburg, Corp. ($28,020,000 par collaterized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on
01/02/98 at $28,029,496)................................................              28,020,000
                                                                                   -------------
TOTAL REPURCHASE AGREEMENTS.............................................              59,670,000
                                                                                   -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  5.4%
Federal Home Loan Mortgage Corp. Discount Notes
($25,000,000 par, yielding 5.62%, 02/23/98 maturity) (b)................              24,792,250
Federal Home Loan Mortgage Discount Notes
($10,000,000 par, yielding 5.63%, 01/14/98 maturity)....................               9,978,261
Federal Home Loan Mortgage Discount Notes
($17,155,000 par, yielding 5.70%, 01/02/98 maturity)....................              17,149,545
Federal National Mortgage Assn.
($1,660,000 par, yielding 5.71%, 01/05/98 maturity).....................               1,658,686
Federal National Mortgage Assn.
($10,000,000 par, yielding 5.55%, 02/04/98 maturity) (b)................               9,946,771
Federal National Mortgage Assn.
($13,000,000 par, yielding 5.62%, 05/04/98 maturity) (b)................              12,753,650
Federal National Mortgage Assn.
($20,000,000 par, yielding 5.48%, 01/20/98 maturity) (b)................              19,940,000

                                       21      See Notes to Financial Statements

                         December 31, 1997 (Unaudited)

================================================================================================
                                                                                          Market
Description                                                                                Value
------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
Federal National Mortgage Assn.
($25,000,000 par, yielding 5.71%, 06/09/98 maturity) (b)....................      $   24,397,750
Federal National Mortgage Assn.
($5,000,000 par, yielding 5.52%, 04/06/98 maturity).........................           4,926,650
Federal National Mortgage Assn.
($50,000,000 par, yielding 5.67%, 06/05/98 maturity)........................          48,827,500
Federal National Mortgage Assn.
($6,369,000 par, yielding 5.58%, 03/20/98 maturity) (b).....................           6,291,808
                                                                                  --------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS....................................         180,662,871
                                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS  7.2%
 (Cost $240,301,659)........................................................         240,332,871
                                                                                  --------------
TOTAL INVESTMENTS 100.8%
 (Cost $2,675,351,977)......................................................       3,393,553,760
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.8%)...............................         (26,199,519)
                                                                                  --------------
NET ASSETS  100.0%..........................................................      $3,367,354,241
                                                                                  --------------

(a) Non-income producing security as this stock currently does not declare dividends.
(b)  Assets segregated as collateral for open futures transactions.

                                       22      See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES

                         December 31, 1997 (Unaudited)

================================================================================================
ASSETS:
Total Investments, at Market Value (Cost $2,675,351,977).......................   $3,393,553,760
Cash...........................................................................            4,674
Receivables:
 Investments Sold..............................................................        9,865,551
 Dividends.....................................................................        5,277,504
 Fund Shares Sold..............................................................        3,764,531
Other..........................................................................           83,496
                                                                                 ---------------
    Total Assets...............................................................    3,412,549,516
                                                                                 ---------------
LIABILITIES:

Payables:
 Fund Shares Repurchased.......................................................       25,046,673
 Investments Purchased.........................................................        8,387,458
 Income Distributions..........................................................        7,902,805
 Distributor and Affiliates....................................................        2,001,951
 Investment Advisory Fee.......................................................        1,234,648
 Variation Margin on Futures...................................................           19,250
Accrued Expenses...............................................................          321,419
Trustees' Deferred Compensation and Retirement Plans...........................          281,071
                                                                                 ---------------
    Total Liabilities..........................................................       45,195,275
                                                                                 ---------------
NET ASSETS.....................................................................   $3,367,354,241
                                                                                 ===============
NET ASSETS CONSIST OF:
Capital........................................................................   $2,564,344,542
Net Unrealized Appreciation....................................................      718,119,078
Accumulated Net Realized Gain..................................................       87,320,509
Accumulated Distributions in Excess of Net Investment Income...................       (2,429,888)
                                                                                 ---------------
NET ASSETS.....................................................................   $3,367,354,241
                                                                                 ===============
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
  Net asset value and redemption price per share
  (Based on net assets of $3,246,277,078 and 251,235,291
  shares of beneficial interest issued and outstanding)........................   $        12.92
  Maximum sales charge (5.75%* of offering price)..............................              .79
                                                                                 ---------------
  Maximum offering price to public.............................................   $        13.71
                                                                                 ===============
 Class B Shares:
  Net asset value and offering price per share
  (Based on net assets of $112,639,796 and 8,804,633
  shares of beneficial interest issued and outstanding)........................   $        12.79
                                                                                 ===============
 Class C Shares:
  Net asset value and offering price per share
  (Based on net assets of $8,437,367 and 658,444
  shares of beneficial interest issued and outstanding)........................   $        12.81
                                                                                 ===============

* On sales of $50,000 or more, the sales charge will be reduced.

                                       23      See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

            For the Six Months Ended December 31, 1997 (Unaudited)

==============================================================================================
INVESTMENT INCOME:
Dividends..................................................................     $   24,397,592
Interest...................................................................          4,028,955
                                                                                --------------
  Total Income.............................................................         28,426,547
                                                                                --------------
EXPENSES:
Investment Advisory Fee....................................................          7,381,462
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $3,632,518, $528,670 and $36,650, respectively).......................          4,197,838
Shareholder Services.......................................................          2,871,002
Custody....................................................................            130,821
Legal......................................................................             51,290
Trustees' Fees and Expenses................................................             16,124
Other......................................................................            743,706
                                                                                --------------
  Total Expenses...........................................................         15,392,243
                                                                                --------------
NET INVESTMENT INCOME......................................................     $   13,034,304
                                                                                ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
 Investments ($20,161,960 from affiliates of VKAC).........................     $  259,397,505
 Futures...................................................................          6,922,600
                                                                                --------------
Net Realized Gain..........................................................        266,320,105
                                                                                --------------
Unrealized Appreciation/Depreciation:
 Beginning of the Period...................................................        623,187,786
                                                                                --------------
 End of the Period:
  Investments..............................................................        718,201,783
  Futures..................................................................            (82,705)
                                                                                --------------
                                                                                   718,119,078
                                                                                --------------
Net Unrealized Appreciation During the Period..............................         94,931,292
                                                                                --------------
NET REALIZED AND UNREALIZED GAIN...........................................     $  361,251,397
                                                                                ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS.................................     $  374,285,701
                                                                                ==============


                                       24      See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS

    For Six Months Ended December 31, 1997 and the Year Ended June 30, 1997
                                  (Unaudited)

===========================================================================================================
                                                                       Six Months Ended          Year Ended
                                                                      December 31, 1997       June 30, 1996
-----------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................................     $    13,034,304     $    27,093,350
Net Realized Gain..................................................         266,320,105         403,968,224
Net Unrealized Appreciation During the Period......................          94,931,292         303,202,849
                                                                        ---------------     ---------------
Change in Net Assets from Operations...............................         374,285,701         734,264,423
                                                                        ---------------     ---------------
Distributions from Net Investment Income...........................         (28,061,542)        (24,489,713)
Distributions in Excess of Net Investment Income...................          (2,429,888)                -0-
                                                                        ---------------     ---------------
Distributions from and in Excess of Net Investment Income*.........         (30,491,430)        (24,489,713)
Distributions from Net Realized Gain*..............................        (524,665,440)       (259,006,785)
                                                                        ---------------     ---------------
   Total Distributions.............................................        (555,156,870)       (283,496,498)
                                                                        ---------------     ---------------
NET CHANGE IN NET ASSETS FROM
 INVESTMENT ACTIVITIES.............................................        (180,871,169)        450,767,925
                                                                        ---------------     ---------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................................         814,332,016       1,643,070,575
Net Asset Value of Shares Issued Through
 Dividend Reinvestment.............................................         515,581,788         262,459,571
Cost of Shares Repurchased.........................................        (876,379,679)     (1,872,518,515)
                                                                        ---------------     ---------------
NET CHANGE IN NET ASSETS FROM
CAPITAL TRANSACTIONS...............................................         453,534,125          33,011,631
                                                                        ---------------     ---------------
TOTAL INCREASE IN NET ASSETS.......................................         272,662,956         483,779,556

NET ASSETS:
Beginning of the Period............................................       3,094,691,285       2,610,911,729
                                                                        ---------------     ---------------
End of the Period (Including accumulated
 undistributed net investment income
 of $(2,429,888) and $15,027,238, respectively)....................     $ 3,367,354,241     $ 3,094,691,285
                                                                        ===============     ===============

                                                                       Six Months Ended          Year Ended
*Distributions by Class                                               December 31, 1997       June 30, 1997
-----------------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
 Class A Shares....................................................         (30,090,249)        (24,328,961)
 Class B Shares....................................................            (375,525)           (153,305)
 Class C Shares....................................................             (25,656)             (7,447)
                                                                        ---------------     ---------------
                                                                            (30,491,430)         (24,489,713)
                                                                        ---------------     ---------------
Distributions from Net Realized Gain:
 Class A Shares....................................................        (507,016,568)       (251,595,348)
 Class B Shares....................................................         (16,520,397)         (7,068,097)
 Class C Shares....................................................          (1,128,475)           (343,340)
                                                                        ---------------     ---------------
                                                                           (524,665,440)       (259,006,785)
                                                                        ---------------     ---------------

                                      25       See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated (Unaudited)

==================================================================================================================
                                                        Six Months Ended             Year Ended June 30,
                                                                           ---------------------------------------
Class A Shares                                         December 31, 1997      1997    1996(a)    1995(a)      1994
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period...................................              $ 13.872   $  11.92  $  11.62   $  11.05   $  12.95
                                                                --------   --------  --------   --------   --------
Net Investment Income.............................                  .066       .132       .12        .14        .13
Net Realized and Unrealized
  Gain/Loss.......................................                 1.547      3.191      2.09       1.85     (.1475)
                                                                --------   --------  --------   --------   --------
Total from Investment Operations..................                 1.613      3.323      2.21       1.99     (.0175)
                                                                --------   --------  --------   --------   --------
Less:
Distributions from and in Excess of
  Net Investment Income...........................                  .144       .121       .15      .1225       .135
Distributions from Net
  Realized Gain...................................                 2.420      1.250      1.76     1.2975     1.7475
                                                                --------   --------  --------   --------   --------
Total Distributions...............................                 2.564      1.371      1.91       1.42     1.8825
                                                                --------   --------  --------   --------   --------
Net Asset Value, End of the Period................              $ 12.921   $ 13.872  $  11.92   $  11.62   $  11.05
                                                                ========   ========  ========   ========   ========
Total Return (b)..................................                 25.10%*    30.06%    20.48%     20.62%      (.64%)
Net Assets at End of the Period
  (In millions)...................................              $3,246.3   $2,992.2  $2,534.3   $2,279.4   $2,152.5
Ratio of Expenses to Average
  Net Assets (c)..................................                   .89%       .97%      .94%      1.04%      1.02%
Ratio of Net Investment Income
  to Average Net Assets (c).......................                   .80%      1.01%      1.02%     1.02%       .99%
Portfolio Turnover................................                    36%*      144%       213%      248%       112%
Average Commission Paid
  Per Equity Share Traded (d).....................              $  .0599   $  .0597  $   .0550        --         --

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended June 30, 1996 through June 30, 1997 the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKACOs reimbursement of certain expenses was less than 0.01%.

(d) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

* Non-Annualized

                                      26       See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated (Unaudited)

==================================================================================================================
                                                        Six Months Ended             Year Ended June 30,
                                                                           ---------------------------------------
Class B Shares                                         December 31, 1997      1997    1996(a)    1995(a)      1994
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period........................................            $ 13.730   $ 11.81    $ 11.53    $ 10.96   $ 12.86
                                                                --------   -------    -------    -------   -------
Net Investment Income/Loss..........................                .035      .046        .02        .05       .03
Net Realized and Unrealized
  Gain/Loss.........................................               1.503     3.151       2.07       1.85    (.1575)
                                                                --------   -------    -------    -------   -------
Total from Investment Operations....................               1.538     3.197       2.09       1.90    (.1275)
                                                                --------   -------    -------    -------   -------
Less:
Distributions from Net
  Investment Income.................................                .055      .027        .05      .0325      .025
Distributions from Net
  Realized Gain.....................................               2.420     1.250       1.76     1.2975    1.7475
                                                                --------   -------    -------    -------   -------
Total Distributions.................................               2.475     1.277       1.81       1.33    1.7725
                                                                --------   -------    -------    -------   -------
Net Asset Value, End of the Period..................            $ 12.793   $13.730    $ 11.81    $ 11.53   $ 10.96
                                                                ========   =======    =======    =======   =======
Total Return (b)....................................               24.10%*   29.08%     19.44%     19.73%    (1.46%)
Net Assets at End of the Period
  (In millions).....................................            $  112.6   $  95.5     $ 72.1    $  53.0   $  35.8
Ratio of Expenses to Average
  Net Assets (c)....................................                1.68%     1.74%      1.75%      1.84%     1.79%
Ratio of Net Investment Income
  to Average Net Assets (c).........................                 .03%      .23%       .21%       .44%      .21%
Portfolio Turnover..................................                  36%*     144%       213%       248%      112%
Average Commission Paid
  Per Equity Share Traded (d).......................            $  .0599   $ .0597     $.0550          N         N

(a) Based on average shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended June 30, 1996 through June 30, 1997 the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKACOs reimbursement of certain expenses was less than 0.01%.

(d) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

* Non-Annualized

                                      27      See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated (Unaudited)

==============================================================================================================================
                                                                                                             August 27, 1993
                                                                                                             (Commencement
                                                        Six Months Ended        Year Ended June 30,       of Distribution) to
                                                                           -----------------------------
Class B Shares                                         December 31, 1997      1997    1996(a)    1995(a)    June 30,1994 (a)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
of the Period                                          $ 13.752            $ 11.83     $11.52   $ 10.99          $   13.25
                                                       --------            -------     ------   -------          ---------
Net Investment Income                                      .019               .036        .02       .05                .02
Net Realized and Unrealized
Gain/Loss                                                 1.518              3.163       2.10      1.81             (.4375)
                                                       --------            -------     ------   -------          ---------
Total from Investment Operations                          1.537              3.199       2.12      1.86             (.4175)
                                                       --------            -------     ------   -------          ---------
Less:
Distributions from and in Excess of
Net Investment Income                                      .055               .027        .05     .0325               .095
Distributions from Net
Realized Gain                                             2.420              1.250       1.76    1.2975             1.7475
                                                       --------            -------     ------   -------          ---------
Total Distributions                                       2.475              1.277       1.81      1.33             1.8425
                                                       --------            -------     ------   -------          ---------
Net Asset Value, End of the Period                     $ 12.814            $13.752     $11.83   $ 11.52          $   10.99
                                                       ========            =======     ======   =======          =========
Total Return (b)                                          24.06%*            29.04%     19.74%    19.27%             (3.70%)*
Net Assets at End of the Period
(In millions)                                          $    8.4            $   7.0     $  4.5   $   2.2          $     1.2
Ratio of Expenses to
Average Net Assets (c)                                     1.68%              1.74%      1.75%     1.84%              1.81%
Ratio of Net Investment Income to
Average Net Assets (c)                                      .05%               .23%       .15%      .44%               .24%
Portfolio Turnover                                           36%*              144%       213%      248%               112%
Average Commission Paid Per
Equity Share Traded (d)                                $  .0599            $ .0597     $.0555        --                 --

(a) Based on average shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) For the years ended June 30, 1996 through June 30, 1997 the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKACOs reimbursement of certain expenses was less than 0.01%.
(d) Represents the Average Brokerage Commission Paid Per Equity Share Traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

*Non-Annualized

                                      28  See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1997 (Unaudited)

================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Pace Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide long-term growth of capital by investing principally in common stock. The Fund commenced investment operations on July 22, 1969. The distribution of the Fund's Class B and Class C shares commenced on January 10, 1992 and August 27, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are

                         December 31, 1997 (Unaudited)

================================================================================

amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Net realized gain differs for financial reporting and tax purposes as a result of the deferral for tax purposes of losses resulting from wash sales.

     At December 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $2,680,913,400; the aggregate gross unrealized appreciation is $798,543,439 and the aggregate gross unrealized depreciation is $85,985,784, resulting in net unrealized appreciation including open futures contracts of $712,557,655.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends annually from net investment income and from net realized gains on securities. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

     Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                      % PER ANNUM
===================================================
First $1 billion......................    .50 of 1%
Next $1 billion.......................    .45 of 1%
Next $1 billion.......................    .40 of 1%
Over $3 billion.......................    .35 of 1%

                         December 31, 1997 (Unaudited)

================================================================================

     For the six months ended December 31, 1997, the Fund recognized expenses of approximately $50,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the six months ended December 31, 1997, the Fund recognized expenses of approximately $193,200 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 1997, the Fund recognized expenses of approximately $2,218,900, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

     For the six months ended December 31, 1997, the Fund paid brokerage commissions to Dean Witter and Morgan Stanley Group, Inc., both of which are affiliates of VKAC, of $0 and $1,000, respectively.

     During the six months ended December 31, 1997, the Fund entered into transactions with the following Van Kampen American Capital Fund which was managed by the Adviser:

                                                                TRANSACTIONS
                                                    % of      During the Period
                                                             -------------------
                                           Net Assets at     Cost of    Proceeds
                                       December 31, 1997   Purchases    of Sales
--------------------------------------------------------------------------------
Small Capitalization Fund.............             1.78%         -0-  39,976,722

     At December 31, 1997, the Fund owned 100% of the Van Kampen American Capital Small Capitalization Fund. This entity does not charge an investment advisory fee or sales charge and the shares of this entity may only be purchased by other funds in the Van Kampen American Capital fund complex.

                         December 31, 1997 (Unaudited)

================================================================================

3.   CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At December 31, 1997, capital aggregated $2,451,339,924, $105,397,721 and
$7,606,897 for Classes A, B, and C, respectively. For the six months ended December 31, 1997, transactions were as follows:

                                                     Shares             Value
=============================================================================
Sales:
  Class A..................................      46,784,366      $692,509,464
  Class B..................................       7,061,555       103,474,200
  Class C..................................       1,249,959        18,348,352
                                                -----------    --------------
Total Sales................................      55,095,880    $  814,332,016
                                                ===========    ==============

Dividend Reinvestment:
  Class A..................................      39,614,547      $499,143,289
  Class B..................................       1,243,314        15,504,133
  Class C..................................          74,809           934,366
                                                -----------    --------------
Total Dividend Reinvestment................      40,932,670    $  515,581,788
                                                ===========    ==============

Repurchases:
  Class A..................................     (50,862,739)   $ (762,539,569)
  Class B..................................      (6,455,268)      (96,339,173)
  Class C..................................      (1,173,165)      (17,500,937)
                                                -----------    --------------
Total Repurchases..........................     (58,491,172)   $ (876,379,679)
                                                ===========    ==============

                         December 31, 1997 (Unaudited)

================================================================================

At June 30, 1997, capital aggregated $2,022,226,740, $82,758,561 and $5,825,116 for Classes A, B, and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                      Shares              Value
================================================================================
Sales:
 Class A.....................................    105,486,346    $ 1,322,487,505
 Class B.....................................     21,645,218        268,448,586
 Class C.....................................      4,201,247         52,134,484
                                                 -----------    ---------------
Total Sales..................................    131,332,811    $ 1,643,070,575
                                                 ===========    ===============

Dividend Reinvestment:
 Class A.....................................     21,956,046    $   255,568,391
 Class B.....................................        568,820          6,581,245
 Class C.....................................         26,765            309,935
                                                 -----------    ---------------
Total Dividend Reinvestment..................     22,551,631    $   262,459,571
                                                 ===========    ===============

Repurchases:
 Class A.....................................   (124,366,182)   $(1,557,255,115)
 Class B.....................................    (21,362,800)      (264,482,526)
 Class C.....................................     (4,098,959)       (50,780,874)
                                                 -----------    ---------------
Total Repurchases............................   (149,827,941)   $(1,872,518,515)
                                                 ===========    ===============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                   CONTINGENT DEFERRED
                                       SALES CHARGE
YEAR OF REDEMPTION                 CLASS B        CLASS C
=========================================================
First............................    5.00%          1.00%
Second...........................    4.00%           None
Third............................    3.00%           None
Fourth...........................    2.50%           None
Fifth............................    1.50%           None
Sixth and Thereafter.............     None           None

                         December 31, 1997 (Unaudited)

================================================================================

     For the six months ended December 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $144,400 and CDSC on redeemed shares of approximately $47,900. Sales charges do not represent expenses of the Fund.

4.   INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,149,149,899 and $1,270,408,755, respectively.

5.   DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

     During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts for the six months ended December 31, 1997, were as follows:

                                               Contracts
========================================================
Outstanding at June 30, 1997...............      250
Futures Opened.............................      640
Futures Closed.............................     (505)
                                               -----
Outstanding at December 31, 1997...........      385
                                               -----

                         December 31, 1997 (Unaudited)

================================================================================

     The futures contracts outstanding at June 30, 1997, and the description and unrealized depreciation are as follows:

                                                              UNREALIZED
                                             CONTRACTS      DEPRECIATION
========================================================================
Long Contracts--S&P 500 Index Futures
  March 1998--(Current notional value of
  $244,775 per contract).................          385      $     82,705
                                             =========      ============

6.   DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended December 31, 1997, are payments retained by VKAC of approximately $546,700.

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS

Domestic
  MS Aggressive Equity
  VKAC Aggressive Growth
  MS American Value
  VKAC Comstock
  VKAC Emerging Growth
  VKAC Enterprise
  VKAC Equity Income
  VKAC Growth
  VKAC Growth and Income
  VKAC Harbor
  VKAC Pace
  VKAC Real Estate Securities
  MSU.S. Real Estate

  VKAC Utility
  MS Value

International /Global
  MS Asian Growth
  MS Emerging Markets
  MS Global Equity
  VKAC Global Equity
  MS Global Equity Allocation
  VKAC Global Managed Assets
  MS International Magnum
  MS Latin American

FIXED-INCOME FUNDS

Income
  VKAC Corporate Bond
  MS Global Fixed Income
  VKAC Global Government Securities
  VKAC Government Securities
  VKAC High Income Corporate Bond
  MS High Yield
  VKAC High Yield
  VKAC Short-Term Global Income
  VKAC Strategic Income
  VKAC U.S. Government
  VKAC U.S. Government Trust for Income
  MS Worldwide High Income

Tax Exempt Income
  VKAC California Insured Tax Free
  VKAC Florida Insured Tax Free Income
  VKAC High Yield Municipal
  VKAC Insured Tax Free Income
  VKAC Intermediate Term
     Municipal Income
  VKAC Municipal Income
  VKAC New York Tax Free Income
  VKAC Pennsylvania Tax Free Income
  VKAC Tax Free High Income

Capital Preservation
  VKAC Limited Maturity Government
  VKAC Prime Rate Income Trust
  VKAC Reserve
  VKAC Senior Floating Rate
  VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

 .    visit our web site at WWW.VKAC.COM - to view prospectuses, select
     Investors' Place, then Download a Prospectus

 .    call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

 .    e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

                     VAN KAMPEN AMERICAN CAPITAL PACE FUND


Board of  Trustees

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN*-Chairman

Officers

DENNIS J. MCDONNELL*
 President
RONALD A. NYBERG*
 Vice President and Secretary
EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer
CURTIS W. MORELL*
 Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
 Treasurer
TANYA M. LODEN*
 Controller
PETER W. HEGEL*
Alan T. Sachtleben*
PAUL R. WOLKENBERG*
 Vice Presidents

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

PRICE WATERHOUSE LLP
200 E. Randolph Drive
Chicago, IL 60601

--------------------------------------------------------------------------------
                     TAX NOTICE TO CORPORATE SHAREHOLDERS

For 1997, 19.38% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations.
--------------------------------------------------------------------------------

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1998
     All rights reserved.

/SM/  denotes a service mark of Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                                                     Bulk Rate
                                                    U.S. Postage
                                                        PAID
                                                     VAN KAMPEN
                                                  AMERICAN CAPITAL


Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181